GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

(the “Funds”)

Supplement dated June 14, 2024 to the

Prospectuses dated December 29, 2023, as supplemented to date

The Funds’ distributions from net investment income are currently declared and paid quarterly. Effective on June 21, 2024, the Funds’ distributions from net investment income will be declared and paid annually.

Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectuses for future reference.

GSETFCGSTK 06-24